Financial risk management objectives and policies	6 Months Ended
Jun. 30, 2024
Disclosure of risk management strategy related to hedge accounting [abstract]
Financial risk management objectives and policies
31 Financial risk management
Market risk
Foreign currency risk
Due to its international business activities, the Group is exposed to the risk of changes in foreign exchange rates in connection with trade payables and trade receivables resulting from purchase and sales transactions denominated in a different currency from the functional currency of the respective operation as well as intercompany financing. However, the Group maintains a natural hedge across most of the Group’s cash flows as the Group’s revenue streams are generated in local currencies matched by Group’s costs mostly incurred in the respective local currencies, limiting the risk of foreign currency exposure.
In respect of currency risk, management sets limits on the level of exposure by currency and in total. The positions are monitored monthly. The Group does not use derivatives as hedging instruments to limit its exposure from foreign currency risks.

Interest rate risk
The Group has invested excess cash in financial instruments such as listed investment grade bonds pursuant to its cash management strategy, as discussed in Note 10. Changes in the interest rate curve will affect the fair value and/or cash flows of the listed investment grade bonds.
In respect of interest rate risk, management monitors the change in interest rates. The Group does not use derivatives as hedging instruments to limit its exposure from interest rate risks.
As of June 30, 2024, the listed investment grade bonds held by the Group are fixed-rate instruments.
Credit risk
Trade receivables
As of June 30, 2024, the Group has as an allowance for uncollectible receivables of USD3,877 thousand (December 31, 2023: USD5,101 thousand) as set out in the Note 11.
The Group evaluates the concentration of risk with respect to trade receivables and contract assets as low, as its customers are located in several jurisdictions and industries and operate in largely independent markets.
Cash deposits
The expected credit losses (“ECL”) from cash and cash equivalents, are estimated by the Group as immaterial as of June 30, 2024, due to ratings of the financial institutions that indicate low credit risk.
Other financial assets
The Group’s maximum exposure to credit risk for other financial assets of June 30, 2024 is the respective carrying amount.
As of June 30, 2024, all of the Group’s debt investments measured at fair value through other comprehensive income are considered to have low credit risk (stage 1 of the 3-stage model), and the loss allowance recognized during the period was therefore limited to expected credit losses for 12 months. Management considers ‘low credit risk’ for listed bonds to be an investment grade credit rating by a major rating agency. The Group considers that credit risk increases significantly if the credit rating deteriorates to a non-investment grade rating.
The probability of default (PD) and loss given default (LGD) are determined for the investments on an individual basis, using available public corporate PD and LGD assessments of the securities performed by credit rating agencies, which incorporate both historical and forward-looking information, according to market standards. Forward-looking information includes credit rating outlooks and economic forecast measured using country GDP and CDS.
Liquidity risk
As all funding has been exclusively obtained from the shareholders and there are no external borrowings, the Group does not incur an interest rate risk in this regard.
Based on the cash flow forecast for 2025 and 2026, the Group has sufficient liquidity as of June 30, 2024 for the next twelve months.